CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 10.3

Execution Version

AMENDMENT NO. 1

TO LICENSE AGREEMENT

This Amendment No. 1 to License Agreement (this “Amendment No. 1”) is made effective as of March 31 , 2021 (the “Amendment Effective Date”), by and between TURNING POINT THERAPEUTICS, INC., a corporation organized and existing under the laws of Delaware (“TPTX”) located at 10628 Science Center Drive, Suite 200, San Diego, California 92121, United States of America, and ZAI LAB (SHANGHAI) CO., LTD., an exempted company organized and existing under the laws of P.R. of China, located at 4F, Bldg 1, Jinchuang Plaza, 4560 Jinke Rd, Shanghai, China, 201210 (“Zai”).

WHEREAS, TPTX and Zai are parties to a License Agreement, dated January 10, 2021 (the “Agreement”); and

WHEREAS, TPTX and Zai wish to amend the Agreement as described in this Amendment No. 1. Capitalized terms not defined in this Amendment No. 1 shall have the meaning ascribed such terms in the Agreement.

NOW, THEREFORE, TPTX and Zai agree to amend the Agreement as follows:

1.	The first two sentences of Section 2.7 (TPTX’s Right of First Negotiation) of the Agreement are hereby deleted and replaced in their entirety with the following:

“During the [***] month period following the Effective Date, Zai will provide [***]. TPTX will [***], with such notice to be given [***] the “Zai Pipeline Product”).”

2.	As amended hereby, the terms and conditions of the Agreement remain in full force and effect.

3.

This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Electronic signatures or signatures on pdf versions of this Amendment No. 1 exchanged via email, shall be deemed original signatures for all purposes.

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment No. 1 to be executed by their duly authorized representatives effective as of the Amendment Effective Date.

By:	/s/ Athena Countouriotis	By:	/s/ Samantha Du
Name:	Athena Countouriotis	Name:	Samantha Du

Title:	Chief Executive Officer	Title:	CEO and Chairperson

Date:	April 01, 2021	Date:	April 01, 2021

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